EXHIBIT 77C

                          IXIS ADVISOR FUNDS TRUST III
                                  (THE "TRUST")
                                  ON BEHALF OF
  IXIS EQUITY DIVERSIFIED PORTFOLIO, HARRIS ASSOCIATES FOCUSED VALUE FUND AND
                       IXIS MODERATE DIVERSIFIED PORTFOLIO
            (FORMERLY NAMED CDC IXIS MODERATE DIVERSIFIED PORTFOLIO)

                           SPECIAL SHAREHOLDER MEETING
                                  JUNE 2, 2005

                                     BALLOT

1.       ELECTION OF TRUSTEES

VOTED: To elect the nominees listed below as Trustees of the Trust, as described in the Proxy  Statement  of the Trust dated  April 6, 2005,  to hold office until their  respective  successors have been duly elected and qualified or until their earlier  resignation or removal.  (All Funds voting together by
     Trust)
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

                                                                 FOR                  AGAINST
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (01) Graham T. Allison, Jr.                     X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,076,494.115           290,487.571

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (02) Edward A. Benjamin                         X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,073,775.314           293,206.372

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (03) Daniel M. Cain                             X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,085,370.115           281,611.571

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (04) Paul G. Chenault                           X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,032,781.880           334,199.806

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (05) Kenneth J. Cowan                           X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,018,840.798           348,140.888

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (06) Richard Darman                             X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,085,245.115           281,736.571

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (07) Sandra O. Moose                            X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,076,808.115           290,173.571

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (08) John A. Shane                              X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,049.440.364           317,541.322

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (09) Charles D. Baker                           X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,066,708.875           300,272.811

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (10) Cynthia L. Walker                          X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,060,761.741           306,219.945

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (11) Robert J. Blanding                         X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,080,201.115           286,780.571

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (12) John T. Hailer                             X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         22,063,445.448           303,536.238

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